EXHIBIT 10.7

                                    AGREEMENT
                   FOR THE ASSUMPTION OF WARRANTS OBLIGATIONS

THIS AGREEMENT FOR THE ASSUMPTION OF WARRANTS OBLIGATIONS ("Agreement") is made as of January 14, 2002, by and between Thinka Weight Loss Corporation, a Nevada corporation ("Assuming Party"), and Six Forty-Nine Incorporated, a Nevada corporation ("Six Forty-Nine").

                                    RECITALS

     A. Six Forty-Nine has a granted to various persons and entities as per the attached Schedule "A", certain Warrants of Six Forty-Nine ("Warrants").

     B. The Assuming Party and Six Forty-Nine, and each of them, desire that Assuming Party assume and be obligated by the obligations of Six Forty-Nine relating to the Warrants, on the terms and subject to the conditions specified in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND UNDERTAKINGS SPECIFIED IN THIS AGREEMENT AND FOR GOOD AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES TO THIS AGREEMENT HEREBY AGREE AS FOLLOWS:

1.   Recitals. The above recitals are true and correct and are incorporated into
     ---------
     this Agreement.

2.   Assumption.  On the terms and subject to the  conditions  specified in this
     -----------
     Agreement,  the Assuming  Party hereby  assumes all the  obligations of Six
     Forty-Nine pursuant and relating to the Warrants. In that regard, the Assuming Party shall perform all covenants, stipulations, agreements, and obligations pursuant to the Warrants.

3.   Warranties and Covenants.  Six Forty-Nine warrants and covenants that as of
     -------------------------
     the date of Six Forty-Nine execution of this Agreement (a) the Warrants are in full force and effect without modification of any kind and constitute the valid, binding, and enforceable obligations of Six Forty-Nine; (b) Six Forty-Nine has the power and capacity to enter into, perform, and deliver this Agreement; and (c) the execution of this Agreement Six Forty-Nine has been duly authorized by all necessary action of Six Forty-Nine. The Assuming Party shall defend by Six Forty-Nine against the lawful claims and demands of all holders of the Warrants. The Assuming Party warrants and covenants that it has the power and capacity to enter into, perform, and deliver this Agreement; and that the execution of this Agreement by the Assuming Party has been duly authorized by all necessary action of the Assuming Party.

4.   No  Change  Of  Warrants.  Notwithstanding  any  other  provisions  of this
     -------------------------
     Agreement to the contrary, nothing contained in this Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the Warrants. This Agreement is intended only to effect the assumption of the Warrants and shall be governed entirely in accordance with the terms and conditions of the agreements creating and evidencing the Warrants.

5.   Further  Assurances.  Each party, at any time and from time to time, at the
     --------------------
     other party's request, shall execute, acknowledge, and deliver any and all instruments and take any and all action that may be necessary or proper to carry out, perform, and effectuate the intents and purposes of the provisions of this Agreement. In the case of refusal or failure to do so by any party, the other parties, and each of them, shall have the power and authority, as attorney-in-fact for the party so refusing or failing, to execute, acknowledge, and deliver such instrument.

6.   Time of the Essence.  Time is, and at all times  hereafter shall be, of the
     --------------------
     essence in satisfying the terms, conditions and provisions of this Agreement.

7.   Captions and Interpretations.  Captions of the paragraphs of this Agreement
     -----------------------------
     are for convenience and reference only, and the works specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if prepared by all parties and not strictly for or against any party. Each party and counsel for such party have reviewed this Agreement. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

8.   Choice of Law and Consent to  Jurisdiction.  This Agreement shall be deemed
     -------------------------------------------
     to have been entered into in the State of Nevada. All questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada without regard to conflicts of law principles.

9.   Severability.  In the event any part of this Agreement,  for any reason, is
     -------------
     determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion, which, for any reason, may be hereafter determined to be invalid.

10.  Governmental  Rules  and  Regulations.  The  transaction  and  relationship
     --------------------------------------
     contemplated by this Agreement are and shall remain subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of that transaction and that relationship.

11.  Force Majeure. If any party is rendered unable, completely or partially, by
     --------------
     the occurrence of an event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as hereinabove specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightning, fire, epidemics, quarantine restrictions, public demonstration, storm, flood, explosion, freight embargoes, governmental action, governmental delay, restraint or inaction, unavailability of equipment, default of a party's subcontractors or suppliers, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

12.  Consent to Agreement. By executing this Agreement,  each party, for itself,
     ---------------------
     represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party represents, warrants and covenants that such party executes and delivers this Agreement of its own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment.


IN WITNESS WHEREOF,  the parties have executed this Assignment and Assumption of
------------------
Warrants Obligations on the day and year first above written.


     Thinka Weight Loss Corporation,          Six Forty-Nine Incorporated,
     a Nevada corporation                     a Nevada Corporation

     By: /s/ Stacey Lauridia                  By: /s/ Louis Scarrone
        -------------------------                -------------------------
     Its:  President                          Its:  President


     By: /s/ Kathy Whyte                      By: /s/ Kathy Whyte
        -------------------------                -------------------------
     Its:  Secretary                          Its:  Secretary